Exhibit 10.4

Amendment No. 3

to

Subordinated Indemnity Agreement

This Amendment No. 3 to Subordinated Indemnity Agreement (“Amendment”) is entered into as of April 13, 2004 by and among Six Flags Operations Inc. (as successor to Six Flags Entertainment Corporation), Six Flags Theme Parks Inc., SFOG II, Inc., SFT Holdings, Inc., Time Warner Inc., Time Warner Entertainment Company, L.P., TW-SPV Co., Six Flags, Inc. (as successor to Premier Parks Inc.) and GP Holdings Inc. and amends in certain respects the Subordinated Indemnity Agreement, dated as of April 1, 1998, by and among the parties (or their predecessors in interest), as amended by Amendment No. 1 to Subordinated Indemnity Agreement, dated as of November 5, 1999, and Amendment No. 2 to the Subordinated Indemnity Agreement, dated as of June 12, 2002 (as so amended, the “Original Agreement”).

The parties agree as follows:

1.             Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

2.             Section 1.1.68 of the Original Agreement is hereby amended by adding the following provisos at the end thereof:

“; provided, however, that for purposes of the definition of “Triggering Default” and notwithstanding any provision to the contrary, a Triggering Default shall be deemed to continue in perpetuity from the date of its first occurrence unless such Triggering Default is cured within 90 days of its first occurrence, in which case it shall be deemed to have continued until so cured; provided, further, that nothing in the foregoing proviso shall impair or otherwise modify any of the rights or remedies of the TW Parties and/or any of their respective affiliates pursuant to any agreement or arrangement or otherwise (including, without limitation, pursuant to this Agreement, the Beneficial Share Assignment or the Organizational Documents of GP Holdings)”

3.             Section 1.1 of the Original Agreement is hereby amended by adding a new Section 1.1.68A as follows:

“1.1.68A “Triggering Default Event” shall mean a Triggering Default.”

4.             Section 6.1 of the Original Agreement is hereby amended by adding a new Section 6.1.10 as follows:

“6.1.10 Financial Reports.

(a)           SFEC and SFOG shall promptly deliver or cause to be delivered to the TW Parties (i) any information or materials required to be delivered to Flags Georgia, L.L.C. in accordance with Sections 12.8(a)(i)(A), 12.8(a)(i)(B),

12.8(a)(i)(C), 12.8(a)(i)(D) and 12.8(a)(ii) of the Georgia Overall Agreement and (ii) any information or materials delivered to Flags Georgia, L.L.C. in accordance with Section 12.8(c) of the Georgia Overall Agreement.

(b)           SFEC and SFOT shall promptly deliver or cause to be delivered to the TW Parties (i) any information or materials delivered or required to be delivered to Texas Fund II in accordance with Sections 11.8(a)(i)(A), 11.8(a)(i)(B), 11.8(a)(i)(C), 11.8(a)(i)(D) and 11.8(a)(ii) of the Texas Overall Agreement and (ii) any information or materials delivered to Texas Fund II in accordance with Section 11.8(c) of the Texas Overall Agreement.”

5.             Section 10.2 of the Original Agreement is hereby amended in its entirety to read as follows:

“The parties hereto shall deliver to Holdco and the TW Parties all material notices received or delivered by any party pursuant to the Georgia Agreements and/or the Texas Agreements no later than three Business Days after such notices are received or delivered by such party.”

6.             Holdco hereby represents and warrants that it is a holding company and conducts all of its business operations through it Subsidiaries.

7.             Except as expressly amended herein, all provisions of the Original Agreement shall remain in full force and effect.

8.             This Amendment shall be governed and construed in accordance with the Original Agreement.

9.             This Amendment may be signed in any number of counterparts each of which shall be an original and all of which shall together constitute one and the same agreement. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have executed this Amendment as of the day and year first above written.

Six Flags, Inc., as successor in interest to
Premier Parks Inc.

By:	s/ James F. Dannhauser
Name:	James F. Dannhauser
Title:	Chief Financial Officer

GP Holdings Inc.

By:	/s/ James F. Dannhauser
Name:	James F. Dannhauser
Title:	Chief Financial Officer

Time Warner Inc.

By:	/s/ Robert Marcus
Name:	Robert Marcus
Title:	Senior Vice President

Time Warner Entertainment Company, L.P.

By:	/s/ Robert Marcus
Name:	Robert Marcus
Title:	Senior Vice President

TW-SPV Co.

By:	/s/ Spencer B. Hays
Name:	Spencer B. Hays
Title:	Vice President and Secretary

Six Flags Operations Inc., as successor in interest to Six Flags Entertainment Corporation

By:	/s/ James F. Dannhauser
Name:	James F. Dannhauser
Title:	Chief Financial Officer

Six Flags Theme Parks Inc.

By:	/s/ James F. Dannhauser
Name:	James F. Dannhauser
Title:	Chief Financial Officer

SFOG II, Inc.

By:	/s/ James F. Dannhauser
Name:	James F. Dannhauser
Title:	Chief Financial Officer

SFT Holdings, Inc.

By:	/s/ James F. Dannhauser
Name:	James F. Dannhauser
Title:	Chief Financial Officer